SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))

[   ]  Definitive Information Statement

                     MICRO-HYDRO POWER, INC.
          ----------------------------------------------
         (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:  N/A.

2)     Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)     Proposed maximum aggregate value of transaction:  N/A.

5)     Total fee paid:  N/A.

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A















                     MICRO-HYDRO POWER, INC.

                  5525 South 900 East, Suite 110
                   Salt Lake City, Utah  84117
                          (801) 262-8844


                      INFORMATION STATEMENT


                 Special Meeting of Stockholders
                   to be held December 16, 1997


          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                  REQUESTED NOT TO SEND A PROXY


Purpose.
--------

     This Information Statement is furnished in connection with a special meeting of the stockholders of Micro-Hydro Power, Inc., a Utah corporation (the "Company"), to be held on Tuesday, December 16, 1997, at 10:00 a.m. Mountain Standard Time (the "Meeting"). The Meeting will be held at the offices of the Company, 5525 South 900 East, Suite 110, Salt Lake City, Utah. This Information Statement and the accompanying Notice of Special Meeting of Stockholders are first being mailed to stockholders on or about November 25, 1997. Only stockholders of record at the close of business on November 24, 1997 (the "Record Date"), are entitled to notice of and to vote at the Meeting.

     The only matter to be presented to the Meeting has been adopted by the unanimous resolution of the Board of Directors and is as follows:

     (a) To change the domicile of the Company from the State of Utah to the State of Delaware by merging the Company with and into its wholly-owned subsidiary, Micro-Hydro Power, Inc., a Delaware corporation ("MHP Delaware"), which the Company has recently formed.

     The Company currently has no business operations other than seeking the acquisition of assets, property or business that may benefit the Company and its stockholders. On June 12, 1997, the Company, Jenson Services, Inc., a Utah corporation ("Jenson Services"), and Apollo Telecom Network, Inc., a California corporation ("Apollo"), executed a non-binding letter of intent providing for the merger of a newly-formed wholly-owned subsidiary of Apollo with and into the Company (the "Letter of Intent").

     The Letter of Intent confirms the parties' intent to adopt a binding Agreement and Plan of Merger (the "Plan") providing for, among other things,
(a)(i) the transfer by Apollo to a newly-formed wholly-owned Delaware subsidiary of Apollo ("Del-sub") of certain assets consisting of Apollo's domestic IXC telecommunications business; and (ii) the merger of Del-sub with and into the Company; or, alternatively, (b) a transaction substantially similar to that described in item (a) and acceptable to Apollo and its counsel.

     Although the change of domicile of the Company to the State of Delaware is being proposed in connection with the Letter of Intent, it is not a condition precedent to, nor is it necessary for the consummation of, the Plan. The parties intend to close the Plan upon completion of the change of domicile. As of the date hereof, the parties have not executed any definitive, binding Plan incorporating the terms of the Letter of Intent, and there can be no assurance that such a Plan will ever be executed or that, if executed, such a transaction will be completed. However, in the experience of management, even if a Plan with Apollo is not consummated, a similar transaction with another party would be facilitated if the Company is domiciled in the State of Delaware rather than the State of Utah. Delaware has long been a preferred state of corporate domicile due to its well-developed corporation laws and its substantial body of case law construing such laws. Therefore, regardless of the completion of a Plan with Apollo, the change of domicile will make the Company a more attractive candidate for such an acquisition transaction.

     The Utah Revised Business Corporation Act (the "Utah Act") requires the approval of a majority of all of the votes entitled to be cast on the merger. See the caption "Voting Procedures," herein.

     Jenson Services, Inc., a Utah corporation and an entity deemed to be an "affiliate" of the Company ("Jenson Services"), and Hugh Lambert and Sharon Lambert, who collectively own approximately 50.3% of the issued and outstanding voting securities of the Company as of the Record Date, have consented to vote for and adopt the resolution of the Board of Directors to change the Company's domicile to the State of Delaware. No further votes are required, and none will be solicited. See the caption "Voting Securities and Principal Holders Thereof," herein.

     You are urged to attend the Meeting.

     Dissenters' Rights of Appraisal.
     --------------------------------

     MHP Delaware, being a wholly-owned subsidiary of the Company, is afforded no dissenters' rights of appraisal under the laws of the State of Delaware.

     Section 16-10a-1302 of the Utah Act provides that any stockholder, regardless of whether a vote is required, is entitled to dissent from and obtain payment of the fair value of shares held in the consummation of any plan of merger to which a corporation is party and in which the corporation is merged with a subsidiary.

     Pursuant to Section 16-10a-1320 of the Utah Act, a corporation is required to send a notice to all stockholders as of the applicable record date, regardless of whether such stockholders are entitled to vote, notifying them that they are entitled to assert dissenters' rights under the Utah Act.
A stockholder who wishes to assert dissenters' rights must cause the corporation to receive before the vote is taken written notice of intent to demand payment for shares if the proposed action is effectuated; and such stockholder may not vote any shares in favor of the proposed action. In order to assert dissenters' rights, a stockholder must have been a stockholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is approved by the stockholders, if such approval is required, or as of the effective date of the corporate action, if no such approval is required. Section 16-10a-1321.

     Pursuant to Section 16-10a-1322 of the Utah Act, the dissenters are required to receive notice stating the effective or proposed effective date of the corporate action; the address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited; inform holders of uncertificated shares to what extent transfer of the shares will be restricted after payment demand is received; supply a form for demanding payment, which form requires the dissenters to state an address to which payment may be made; and set a date by which the corporation must receive payment demand and by which certificates for certificated shares must be deposited, which date may not be fewer than thirty nor more than seventy days after the date of the dissenters' notice.

     The notice must also advise stockholders that they must have been a stockholder with respect to the shares for which payment is demanded as of the date of the proposed corporate action or its effective date, as outlined above, and such notice must be accompanied by a copy of this Section of the Utah Act. Accordingly, a copy of Section 16-10a-1322 of the Utah Act is attached hereto and is incorporated herein by reference. See the caption "Exhibits" herein.

     The procedure for demanding payment requires a stockholder to cause the corporation to receive a payment demand, which may be the payment demand form outlined above, or may be stated in some other written instrument; deposit the certificated shares in accordance with the dissenters' notice; and if required by the corporation in its dissenters' notice, certify that such stockholder was a holder of the shares for which demand of payment has been made on the date of the stockholders' approval of the proposed corporate action, or the effective date, if no such approval was required.

     Upon receipt of a demand for payment from a stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing these shares, the corporation may restrict the transfer of these shares until the proposed corporate action is taken, or sixty days, in the event such action is abandoned. Sections 16-10a-1324 and 1326.

     Section 16-10a-1325 provides that payment must be made upon the later of the effective date of the corporate action creating dissenters' rights and receipt by the corporation of each payment demand, providing the dissenting stockholder has complied with all of the provisions of the Utah Act, and subject to certain restrictions relating to shares acquired after the announcement of the proposed corporate action as provided in Section 16-10a-1327. Each payment made shall be accompanied by a balance sheet of the corporation for the end of its most recent fiscal year, and if not available, a fiscal year ending not more than sixteen months before the date of payment; an income statement for such period; a statement of changes in stockholder's equity; a statement of cash flows for such period; and the latest available interim financial statements, if any. The corporation shall also provide a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares, together with a statement of the dissenters' right to demand payment under Section 16-10a-1328, together with a copy of this Section of the Utah Act. Accordingly, a copy of Section 16-10a-1328 of the Utah Act is attached hereto and is incorporated herein by reference. See the caption "Exhibits" herein.

     Section 16-10a-1328 of the Utah Act provides that a dissenter who has not accepted an offer made by the corporation pursuant to Section 16-10a-1327 of the Utah Act may notify the corporation in writing of the stockholder's own estimate of the fair value for the shares and demand payment of this estimated amount, plus interest, if such stockholder believes the amount offered is less than the fair value; the corporation failed to make payment of its fair value within sixty days after the date set by the corporation for payment; or the corporation, having failed to take the proposed corporate action, does not return the deposited certificates or release any transfer restrictions imposed on uncertificated shares. Any notice under this Section must be made within thirty days after receipt by any such stockholder from the corporation of an offer to pay the fair value of the shares.

     If a demand under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within sixty days after receipt of the counter-payment demand from the dissenting stockholder and petition the court to determine the fair value of the shares and the amount of interest; if the corporation does not commence the proceeding within the sixty day period, it shall pay each dissenter whose demand remains unresolved the amount demanded. Any such action shall be brought in the district court in the county where the corporation maintains its principal or registered office (Salt Lake County,
Utah), and all dissenters who have satisfied all requirements of any counter-proposal for the payment of the fair value of their shares and whose demands remain unresolved, shall be made party to the action. The court may appoint one or more persons to determine the fair value of the shares, and each dissenter made party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of the shares, plus interest, exceeded the amount paid by the corporation; or the fair value, plus interest, of the dissenters' after acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327. The court may assess costs and counsel fees, including the reasonable compensation expenses of appraisers appointed by the court. These fees will be assessed against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in making demand for payment of the fair value of their shares. The court may also assess fees and expenses of counsel in amounts the court finds equitable, and against the corporation and in favor of any or all dissenters or against either the corporation or one or more dissenters or in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith. If the court finds that the services of counsel for any dissenters were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts
awarded the dissenters who were benefited.   Sections 16-10a-1331.

     Section 70A-8-102(b) defines an "uncertificated security" as a "share, participation or other interest in property or enterprise of the issuer, or an obligation of the issuer which is: (i) not represented by instrument and the transfer of which is registered upon books maintained for that purpose by or on behalf of the issuer; (ii) of a type commonly dealt in on securities exchanges or markets; and (iii) either one of a class or series, or by its terms is devisable into a class or series of shares, participations, interests or obligations." Based on the foregoing definition, management does not believe the Company has any "uncertificated" shares.

JENSON SERVICES AND HUGH AND SHARON LAMBERT COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT, RATIFY AND APPROVE THE MERGER PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS DOMICILE FROM THE STATE OF UTAH TO THE STATE OF DELAWARE. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

     The information contained in this Information Statement and the Dissenting Stockholders' Payment Demand Form which is attached hereto constitutes the only notice any dissenting stockholder will be provided under the Utah Act relative to dissenting stockholders' rights of appraisal.

Material Differences in Articles of Incorporation.
--------------------------------------------------

     The Articles of Incorporation of the Company, as amended (the "Company's Articles"), provide for 30,000,000 shares of common stock with a par value of $0.00001 per share; each share bears voting rights and is entitled to share equally in the distribution of profits of the Company, with no pre-emptive rights or cumulative voting rights. The Company's Articles provide for the Bylaws to specify the number of directors, which may range between three and nine directors. The Company's Articles also set forth numerous matters which are typically addressed in the bylaws of a corporation. These include, but are not limited to, provisions governing the conduct of meetings of stockholders and directors, compensation of directors, contracts with interested directors, and liability of directors and officers. A copy of the Company's Articles, as amended, is attached hereto and incorporated herein by reference. See the caption "Exhibits," herein.

     The Certificate of Incorporation of MHP Delaware (the "MHP Certificate") authorizes the issuance of 30,000,000 shares of common stock having a par value of $0.00001 per share, and 5,000,000 shares of $0.0001 par value preferred stock. The MHP Certificate permits the Board of Directors to issue shares of preferred stock in series and to designate the powers, preferences and rights of such shares by resolution, without a vote of stockholders. The MHP Certificate also authorizes the Board of Directors to fix the number of directors and provides for the indemnification of directors under certain circumstances. A copy of the MHP Certificate is attached hereto and incorporated herein by reference. See the caption "Exhibits," herein.

     The authorization of the class of preferred MHP Delaware stock is a material difference between the Company's Articles and the MHP Certificate. However, Sections 16-10a-1003 and 16-10a-1004 of the Utah Act provide for the amendment of a Utah corporation's articles of incorporation by majority vote of any class of stock when a new class of shares having prior, superior or substantially equal rights or preferences is to be created. Therefore, even if the Company were to maintain its Utah domicile, the creation of a class of preferred stock could be authorized in the same manner as the proposed change in domicile.

Material State Law Differences Affecting Stockholders.
------------------------------------------------------

     The laws of the States of Utah and Delaware differ in the following material respects, with regard to stockholders' rights:

     Quorum. Section 16-10a-725(1) of the Utah Act states that, unless the corporation's Articles of Incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Section 216 of the Delaware General Corporation Law (the "Delaware Law") contains a similar provision, but goes on the state that "in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting." However, the Company's Articles require a majority of the Company's shares that are entitled to vote for a quorum to be present.
Neither the MHP Certificate nor the bylaws of MHP Delaware will contain any contrary provision. Therefore, management does not believe that the change of domicile will create any material change in the stockholders' meeting quorum requirements of the Company.

     Action of Stockholders Without a Meeting. Both Section 16-10a-704 of the Utah Act and Section 228 of the Delaware Law permit any action that may be taken at an annual or special meeting of the stockholders to be taken without a meeting and without notice if one or more written consents, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of shares that would be necessary to authorize or take the action at a meeting at which all stockholders attend and vote. However, 16-10a-1704 of the Utah Act prevents a Utah corporation in existence before July 1, 1992 (the effective date of the Utah Act) from taking any action in such a manner unless all of the stockholders entitled to vote have approved the procedure or the number of stockholders that would be required to approve such procedure in an amendment to the corporation's articles of amendment have voted to approve it at a duly convened meeting. Both statutes further require that the corporation give notice of stockholder approval of any matter without a meeting, unless the written consents of all stockholders have been obtained. The Utah Act requires that such notice be given to non-consenting stockholders at least 10 days before the consummation of the matter authorized by consent, while the Delaware Law requires "prompt" notice of any such action. In any event, applicable U.S. securities laws require the Company to provide notice to its stockholders of actions taken by written consent 20 days prior to the effective date of the corporate action. Accordingly, so long as the Company's common stock remains registered under the Securities Act of 1934, as amended, this difference between the Utah Act and the Delaware Law will not affect the rights of stockholders. However,
Section 16-10a-704(5) of the Utah Act provides that directors may not be elected by written consent unless the written consents of all shares entitled to vote on the election are obtained. The Delaware Law permits election by written consent by less than unanimous vote only if all directorships to be elected are vacant. Once the change of domicile has been completed, this difference may make it easier for the stockholders of MHP Delaware to remove and elect directors by consent.

     Authorized Number of Directors. Section 16-10a-803(1) provides that, once shares in a Utah corporation have been issued, the corporation must have at least three directors. Section 141(b) of the Delaware Law requires a Delaware corporation to have a minimum of one director. Therefore, following the change of domicile, it would be possible for the powers of the Board of Directors to be concentrated in the hands of fewer directors than is permitted by Utah law.

     Removal of Directors. Under Section 16-10a-808 of the Utah Act, the stockholders of a Utah corporation may remove one or more directors with or without cause, unless the Articles of Incorporation provide that directors may be removed only for cause. If cumulative voting (the right of a stockholder to multiply the number of voting shares he, she or it owns times the number of directors to be elected, with the ability to vote the product thereof for one or more candidates) is in effect, a director may not be removed if the number of shares sufficient to elect him or her is voted against removal. Under the Utah Act, a director may be removed by the stockholders only at a meeting called for that purpose, and the notice of the meeting must state that the purpose, or one of the purposes of the meeting is the removal of the director.
Section 141(k) of the Delaware Law provides similar removal provisions, but does not limit removal by stockholders to meetings called for that purpose. The effect of this difference in law would be to grant the stockholders of MHP Delaware greater flexibility in removing directors.

     Special Meetings of Stockholders. Section 16-10a-702(1) of the Utah Act and Section 211(d) of the Delaware Law permit a corporation's Board of Directors and such person or persons as are authorized by the bylaws to call a special meeting of the stockholders. In addition, the Delaware Law permits a Delaware corporation to authorize such persons to call a special meeting in its certificate of incorporation. Unlike the Delaware Law, the Utah Act also permits the holders of at least 10 percent of the shares entitled to vote on a matter to submit a written demand for the meeting to the corporate secretary. Following the change of domicile, this means of calling a special meeting will be unavailable to the Company's stockholders.

     Indemnification of Directors. The Utah Act and the Delaware Law contain similar provisions for the indemnification of directors in certain circumstances. Both statutes require a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding or any claim, issue or matter therein, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. However, the Utah Act authorizes the limitation of such mandatory indemnification in a corporation's Articles of Incorporation; the Delaware Law contains no such limitation. The effect of this difference following the change of domicile would be to prevent the Company from limiting mandatory indemnification of its directors in such circumstances.

     Inspection of Stockholder List. Section 16-10a-720(2) of the Utah Act requires a Utah corporation to make its stockholder list available for inspection by any stockholder for a period beginning on the earlier of 10 days before the meeting for which the list was prepared or two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. Under Section 16-10a-720(4) of the Utah Act, if the corporation refuses a stockholder inspection of the stockholder list as provided above, the stockholder may apply to the district court of the county where the corporation's principal office or, if none, its registered office, is located, and the district court may summarily order inspection or copying of the list at the corporation's expense and may postpone the meeting until the inspection or copying is complete.

     Section 219(a) of the Delaware Law likewise requires a Delaware corporation to make its stockholder list available for inspection by stockholders prior to any meeting of stockholders, but this is required only for 10 days prior to the meeting and at the meeting. Under Section 219(b) of the Delaware Law, the wilful neglect or refusal by the directors to produce such list at a meeting for the election of directors will result in their ineligibility for election to any office at such meeting. This is the only remedy provided by the Delaware Law for failure to provide the stockholder list as required. Because management fully intends to comply with the applicable provisions of both the Utah Act and the Delaware Law (following the change of domicile), it is not believed that these statutory differences will have any practical effect on the stockholders of the Company.

     Appraisal Rights. Section 262 of the Delaware Law provides for appraisal rights to stockholders in connection with mergers or consolidations which are substantially similar to the Utah Act. However, the statutes differ in that the Delaware Law permits a stockholder who has received from the corporation notice of his appraisal rights, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of his or her shares. Such petition must be filed within 120 days after the effective date
of a merger or consolidation,   Accordingly, upon the change of the Company's
domicile, stockholders will be required to bring suit in a Delaware court to enforce any appraisal rights. The Utah Act also sets forth procedures for a Utah corporation to give stockholders notice of their appraisal rights, and for such stockholders to exercise such rights. However, the Utah Act authorizes only the corporation to commence judicial appraisal proceedings, with all stockholders who have properly dissented and whose demands remain unresolved, to be named as parties to such proceedings.

     Dividends. Section 16-10a-640 of the Utah Act authorizes the board of directors of a Utah corporation to make distributions to its stockholders. However, no such distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation's total assets would be less than its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights of preferred stockholders. Section 170 of the Delaware Law similarly permits a Delaware corporation to pay dividends upon its capital stock, but only (i) out of its surplus; or, (ii) if no surplus exists, its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, and then only if the corporation has capital equal to or in excess of the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of the corporation's assets. The Delaware Law also protects a corporation's board of directors from personal liability for good faith reliance on the records of the corporation and the representations and opinions of its officers and employees and others with respect to the determination of the amount of surplus or other funds from which dividends may be paid. The Utah Act contains no analogous provision.

     Anti-Takeover Provisions. Section 61-6-1 et seq. of the Utah Code (the "Utah Control Shares Acquisitions Act" or "UCSAA") provides that "control shares" of an "issuing public corporation" acquired in a "control share acquisition" shall have the same rights as they had before such acquisition only to the extent granted by resolution of the stockholders of the corporation. The UCSAA defines "control shares" as shares that, when combined with all other voting shares held by the stockholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (i) 1/5 or more but less than 1/3 of all voting power; (ii) 1/3 or more but less than a majority of all voting power; or (iii) a majority or more of all voting power. An "issuing public corporation" is defined as a Utah corporation with (i) 100 or more stockholders; (ii) its principal place of business, its principal office, or substantial assets within the state; and
(iii) (a) more than 10% of its stockholders resident in Utah; (b) more than 10% of its shares owned by Utah residents; or (c) 10,000 stockholders resident in the state. A Utah corporation's articles of incorporation or bylaws may exempt the corporation's shares from the UCSAA, as long as such exemption is adopted before the control share acquisition in question.

     Section 203 of the Delaware Law prohibits a Delaware corporation that is
(i) listed on a national securities exchange; (ii) authorized for quotation on the NASDAQ stock market; or (iii) held of record by more than 2,000 stockholders from engaging in any "business combination" with any "interested stockholder" for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to Section 203 may engage in a "business combination" with an "interested stockholder" under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approves the "business combination" with the interested stockholder or the transaction in which the person becomes an interested stockholder. A "business combination" is defined as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation Section 203 is not applicable to the surviving corporation. An "interested stockholder" is defined as any person that (i) owns 15% or more of the corporation's voting stock; or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. As under the UCSAA, a corporation may opt out of Section 203. However, under Section 203(b)(3) of the Delaware Law, if the corporation's certificate of incorporation or bylaws are amended to opt out by stockholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business corporation between the corporation and any person who became an interested stockholder on or prior to such adoption.

     These differences are not deemed to be the only differences between the Utah Act and the Delaware Law. However, management believes that they are the most likely to have a material effect, if any, on the relative rights of the stockholders of the Company and of MHP Delaware.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of November 24, 1997, the record date for the determination of holders of the Company's common stock entitled to notice of and to vote at the Meeting, a total of 300,010 shares of common stock were outstanding; such shares are entitled to a total of 300,010 votes on the matter to be voted on at the Meeting. Under Section 16-10a-702(4) of the Utah Act, unless notice of the meeting is waived by all stockholders, only business within the purposes described in the notice of stockholders' meeting may be conducted at a special meeting of stockholders. Therefore, management believes that no matter other than the change of domicile will be presented at the Meeting.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of the Record Date:

                              Positions      Number and Percentage
Name and Address              Held           of Shares Beneficially Owned
----------------              ----           ----------------------------

Jenson Services, Inc.         Stockholder         104,128        34.7%
5525 South 900 East, #110
Salt Lake City, Utah  84117

Hugh and Sharon Lambert       Stockholders         46,855        15.6%
1670 East Hidden Valley Club Cir.
Sandy, Utah  84092

Quinton N. Hamilton           President         -0-              -0-
2100 East Bengal Blvd., #H304 Director
Salt Lake City, Utah  84121

Thomas J. Howells             Vice President    -0-              -0-
2071 E. Royal Harvest Way, #11  Director
Salt Lake City, Utah  84121

Kathleen L. Morrison          Sec./Treasurer    -0-              -0-
9352 Sterling Drive           Director
Sandy, Utah  84093

Jeffrey D. Jenson             Former President    104,128*       34.7%
5525 South 900 East, #110     Former Director
Salt Lake City, Utah  84117   Stockholder*

Travis T. Jenson              Former Vice Pres. -0-              -0-
5525 South 900 East, #110     Former Director
Salt Lake City, Utah  84117

     * These shares are held of record by Jenson Services, but Mr. Jenson may be deemed to be their beneficial owner due to his status as an "affiliate" thereof. Mr. Jenson is the Vice President of Jenson Services.

Changes in Control.
-------------------

     There have been no changes in control of the Company since the end of the calendar year ended December 31, 1996.

Mergers, Consolidations, Acquisitions and Similar Matters.
----------------------------------------------------------

     The Company intends to execute an Agreement and Plan of Merger (the "Plan") whereby the Company will merge with and into MHP Delaware, on a one-for-one basis, with MHP Delaware being the surviving corporation, and whereby:

     Merger and Surviving Corporation. The Company will merge with and into MHP Delaware; MHP Delaware will be the surviving corporation; and the separate existence of the Company shall cease. Until amended, modified or otherwise altered, the Certificate of Incorporation of MHP Delaware shall continue to be the Certificate of Incorporation of the surviving corporation; and the Bylaws of MHP Delaware shall become the Bylaws of the surviving corporation.

     Share Conversion. Each share of common stock of the Company shall, upon the effective date of the merger, be converted into one share of common stock of MHP Delaware (the "MHP Delaware Shares").

     Survivor's Succession to Corporate Rights. The surviving corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all of the restrictions, disabilities and duties of the Company; and all and singular, the rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, and all debts due to the Company on whatever account, as well for stock subscriptions as all other things in action or belonging to the Company shall be vested in the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the surviving corporation as they were of the Company, and the title to any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thenceforth attach to the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Specifically, but not by way of limitation, the surviving corporation shall be responsible and liable to dissenting stockholders who are accorded and who preserve rights of appraisal as required by the Utah Act; and any action or proceeding whether civil, criminal or administrative, pending by or against the Company shall be prosecuted as if the Plan had not taken place, or the surviving corporation may be substituted in such action or proceeding.

     Survivor's Succession to Corporate Acts, Plans, Contracts and Similar Rights. All corporate acts, plans, policies, contracts, approvals and authorizations of the Company, its Stockholders, its Board of Directors, committees, elected or appointed by its Board of Directors, and its officers and agents, which were valid and effective immediately prior to the effective time of the merger, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the surviving corporation and shall be as effective and binding thereon as the same were with respect to the Company. Any employees of the Company shall become the employees of the surviving corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Company.

     Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of the Company shall be recorded on the books of the surviving corporation at the amounts at which they, respectively, shall then be carried on the books of the Company, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the merger.

     Directors and Officers. The directors and officers of the Company shall become the directors and officers of the surviving corporation.

     Principal Office. The principal office of the Company, which is the same as the principal office of the surviving corporation, shall remain the principal office of the surviving corporation.

     Adoption. The merger must be adopted by persons owning a majority of the outstanding voting securities of the Company.

     Appraisal Rights and Notification. Stockholders of the Company shall be accorded all rights and privileges and be subject to all of the obligations contained within the Utah Act regarding rights of appraisal, and the surviving corporation shall be obligated to notify the Company's stockholders as provided therein.

     Effective Date. The Effective Date of the merger shall be the date when the Certificate of Merger is filed and accepted by the Secretary of State of the State of Delaware and at such time as all applicable provisions of the Delaware Law have been met.

     Delivery of Shares. On the Closing, the MHP Delaware Shares shall be exchanged for the Company's shares of common stock, on a one for one share basis.

Description of Securities of MHP Delaware.
------------------------------------------

     MHP Delaware is authorized to issue 30,000,000 shares of common voting stock, having a par value of $0.00001 per share. The Company's Articles of Incorporation provide that each outstanding share of common stock is entitled to one vote on each matter submitted at a meeting of stockholders, and that each share will share equally in the distribution of profits of the Company. The common stock carries no preemption rights or cumulative voting rights. There are no provisions in its Articles of Incorporation, as amended, or bylaws that would delay, defer or prevent a change in control of the Company.

     The authorized capital and the rights and preferences of the common stock of MHP Delaware are identical to those of the Company, with the exception that MHP Delaware is also authorized to issue 5,000,000 shares of preferred stock having a par value of $0.00001 per share. See the caption "Material Differences in Articles of Incorporation," herein.

     Neither the Company nor MHP Delaware has any dividends in arrears or has defaulted in principal or interest in respect of any outstanding securities.

Financial Information.
----------------------

     Neither the Company nor its wholly-owned subsidiary, MHP Delaware, has engaged in any extraordinary restructuring or reorganization transactions or asset transfers in connection with or in anticipation of the change of domicile. Both companies are developmental stage companies without revenues from operations, and management believes that financial information regarding the Company and MHP Delaware is not material to a determination of whether the Company should change its domicile from the State of Utah to the State of Delaware.

Regulatory Requirements.
------------------------

     With the exception of filings to be made with the Secretary of State of the State of Delaware and the Department of Commerce of the State of Utah, there are no federal or state regulatory requirements to be complied with or approvals that must be obtained in connection with the proposed change of domicile.

Reports, Opinions or Appraisals.
--------------------------------

     No report, opinion or appraisal has been sought in connection with the proposed change of domicile.

Past, Present or Proposed Material Contracts.
---------------------------------------------

     Except for the Plan, the material terms of which are set forth under the caption "Mergers, Consolidations, Acquisitions and Similar Matters" of this Information Statement, there are no past, present or proposed material contracts, arrangements, understandings, relationships, negotiations or transactions involving the Company, MHP Delaware or any affiliate of either entity.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon.
-------------------------------------------------------------------------

     No director, officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of domicile from the State of Utah to the State of Delaware, which is not shares by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

Voting Procedures.
------------------

     The presence of a majority of the shares of the Company's common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     Under Utah law, if a quorum exists, action on the change of domicile shall be approved if the votes cast in favor of the action exceed the votes cast against the action. Each stockholder will be entitled to one vote for each share of common stock held.

JENSON SERVICES, INC. AND HUGH AND SHARON LAMBERT COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO APPROVE THE MERGER PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS DOMICILE FROM THE STATE OF UTAH TO THE STATE OF DELAWARE. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                             EXHIBITS

Ballot.

     A copy of a Ballot accompanies this Information Statement commencing on page ____ hereof.

Dissenting Stockholders' Payment Demand Form.

     A copy of a Dissenting Stockholders' Payment Demand Form accompanies this Information Statement commencing on page ____ hereof. UNDER UTAH LAW, A STOCKHOLDER WISHING TO ASSERT DISSENTERS' RIGHTS OF APPRAISAL MAY NOT VOTE HIS, HER OR ITS SHARES IN FAVOR OF THE PROPOSED ACTION.

Section 16-10a-1322 of the Utah Act.

Section 16-10a-1328 of the Utah Act.

Articles of Incorporation of the Company, as amended.

Certificate of Incorporation of MHP Delaware.



                              BALLOT

    Special Meeting of Stockholders of Micro-Hydro Power, Inc.


     The undersigned stockholder of Micro-Hydro Power, Inc., a Utah corporation (the "Company"), votes as follows with regard to the following matter proposed at the Special Meeting of Stockholders to be held October 29, 1997:

          (i) To change the domicile of the Company from the State of Utah to the State of Delaware.

               FOR [  ]       AGAINST [  ]        ABSTAIN  [  ]



UNLESS NOTICE OF THE MEETING IS WAIVED BY ALL STOCKHOLDERS PURSUANT TO SECTION 16-10a-706 OF THE UTAH REVISED BUSINESS CORPORATION ACT, NO OTHER BUSINESS MAY BE CONDUCTED AT THIS SPECIAL MEETING OF STOCKHOLDERS.

           DISSENTING STOCKHOLDERS' PAYMENT DEMAND FORM


Micro-Hydro Power, Inc.
5525 South 900 East, Suite 110
Salt Lake City, Utah  84117

Re: Proposed Change of Domicile of Micro-Hydro Power, Inc., a Utah corporation (the "Company"), to the State of Delaware, by merger of the Company with and into its wholly-owned subsidiary, Micro-Hydro Power, Inc., a Delaware corporation ("MHP Delaware")

Dear Ladies and Gentlemen:

          The undersigned hereby dissents with respect to the proposed change of domicile of the Company from the State of Utah to the State of Delaware.

          I hereby demand payment for the fair value of my "certificated" shares, which are described below, and I demand that payment be forwarded to the address indicated below.

          The undersigned represents and warrants that the undersigned was the owner of the shares covered by this demand on the date of the stockholders' vote concerning the change of domicile.

          I understand that this demand for payment must be received on or before November 28, 1997, which is a period thirty days after the date on which the proposed action is intended to take effect.

          If the undersigned is other than the "record holder" of the shares for which demand for payment is made, the undersigned will provide evidence of the purchase of such shares at the time demand for payment is made.

          The undersigned acknowledges that this Dissenting Stockholders' Payment Demand Form was accompanied by a copy of the applicable provisions of the Utah Revised Business Corporation Act relating to such dissenting stockholder's rights of appraisal.


________________________________        ____________________________________
Date                                    Signature

________________________________        ____________________________________
Address                                 Print Name

________________________________
City and State               Zip

________________________________        ____________________________________
Stock Certificate Number                Number of Shares Represented

                 SECTION 16-10A-1322 OF THE UTAH ACT


16-10a-1322.  Dissenters' notice.

     (1)  If proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

     (2) The dissenters' notice required by Subsection (1) must be sent no later than tem days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

          (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

          (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

          (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

          (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

          (f)  state the requirement contemplated by Subsection
16-10a-1303(3), if the requirement is imposed; and

          (g)  be accompanied by a copy of this part.

                   SECTION 16-10A-1328 OF THE UTAH ACT


16-10a-1328.  Procedure for shareholder dissatisfied wit payment or offer.

     (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

          (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair market value of the shares;

          (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

          (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

                      ARTICLES OF INCORPORATION
                                  OF
                          SURETY GOLD, INC.

     We, the undersigned, natural persons of the age of twenty-one or more, acting as incorporators of a corporation under the Utah Business Corporation Act, (hereinafter called the "Act"), adopt the following Articles of Incorporation for such corporation:

                         ARTICLE I
                                Name

     The name of the corporation (hereinafter called the "Corporation") is SURETY GOLD, INC.

                             ARTICLE II
                        Period of Duration

     The period of duration of the Corporation is perpetual.

                            ARTICLE III
                              Purpose

     The purposes for which the Corporation is organized are:

     Section 1: To engage in all phases of the natural resource mining industry.

     Section 2: To engage in any other lawful business authorized by Title 16 of the Utah Code.

     Section 3: To subscribe for, purchase or otherwise acquire, underwrite, obtain an interest in, own, hold, pledge, hypothecate, mortgage, assign, deposit, create trusts with respect thereto, to well, exchange or otherwise dispose of and generally deal in and with property and securities of every kind ant description of any government, state, territory, district, municipality, or other political or government division or subdivision, body politic, corporation, association, partnership, firm, trustee, syndicate, individual, combination, organization or unity, wheresoever located in or organized under the laws in any geographical location whatsoever including, without limiting the generality of the foregoing, stock, shares, voting trust certificates, bonds, mortgages, debentures, notes, land trust certificates, warrants, rights, scripts, further payments or assessments, to exercise any and all rights, powers end privileges of individual ownership or interest in respect to any such securities, including the right to vote thereon, and otherwise act with respect thereto.

     Section 4: To carry on and conduct a general business, to act and appoint others to act as general agent, special agent, broker, factor, manufacturer/a agent, purchasing agent, sales agent, distributing agent, representative and commission merchant for individuals, firms, associations and corporations, and the distribution, delivery, purchase and sale of goods, wares, merchandise, property, commodities and articles of commerce of every kind and description, and in selling, promoting the sale of, advertising and introducing, and contracting for the sale, introduction, advertisement and use of services of all kinds relating to any and all kinds of businesses for any and all purposes.

     Section 5: To specifically act as a franchise agent for the sale and service of all types of commodities.

     Section 6: To acquire by purchase, exchange or otherwise, all or any part of any interest in the properties, assets, business and good will of any one or more persons, firma, associations or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of this state, to pay for the same in cash, property of its own or other securities, to hold, operate, organize, liquidate, sell, purchase on contracts, trust deeds or mortgages, or in any manner dispose of for a whole, or any part thereof, and in connection therewith, to assume or guarantee performances of any liabilities, obligations or contracts of such persons, firms, associations or other corporations, and to conduct the whole or any part of any business so acquired.

     Section 7: To borrow or raise monies for any of the purposes of the Corporation from time to time without limit as to amount, to draw, make, accept, endorse, guarantee, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable and non-negotiable instruments and other evidences of indebtedness, and to secure the payment thereof and of the interest thereon by mortgage on, or pledge, conveyance or assignment, in trust of the whole or any part of the assets of the corporation, real, personal or mixed, including contract rights, whether at the time owned or thereafter required.

     Section 8: To acquire property by purchase of property at tax sales, or to assume mortgagee, trust deeds, or to acquire land by real estate contracts, and to acquire real property in any other manner prescribed by law and authorized under the laws of the State of Utah or any other state in the United States.

     Section 9: To lend and advance monies or give credit for corporate purposes with or without requiring interest or any security for the payment thereof.

     Section 10: To purchase, take, receive or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of shares of its own capital stock; but any purchase of its own shares of stock, whether direct or indirect, shall be made only to the extent of unreserved and unrestricted capital surplus available therefor, if permitted by the Utah Corporation Act and other applicable law ant these Articles of Incorporation.

     Section 11: To become a party to an, lawful arrangement for sharing of profits, or to any union of interest, reciprocal concession, partnership, syndicate, entity or any governmental, municipal or public authority, domestic or foreign, in carrying on of any business which the corporation is authorized to carry on, or any business or transaction deemed necessary, convenient or incidental to the carrying out of any other purpose of the corporation.

     Section 12: To organize and create for the benefit of its employees a duly qualified profit sharing or pension plan.

     Section 13: To such extent as a corporation organized under the Business Corporation Act ff the State of Utah may now or hereafter lawfully do, to do either as principal or agent, and either alone or in connection with other corporations, firms or individuals, all and everything necessary, suitable, convenient or proper for, in connection with or incident to the accomplishment of any other purposes, or the attainment of any one or more of the objects herein enumerated or designed, directly or indirectly, to promote the interest of this Corporation or to enhance the value of its properties, and in general to do any and all things, and exercise any and all powers, rights, privileges which a corporation may now or may hereafter be organized to do or to exercise under the Business Corporation Act of the State of Utah, or under any act amendatory thereof, supplemental thereto or substituted in the stead thereof.

     Section 14: The foregoing clauses shall be construed as powers as well as objects and purposes; and the matters in each clause shall, unless otherwise expressly provided, be in no way limited by reference to or inference from the terms of any other clause or section but shall be regarded as independent projects, purposes and powers; and the enumeration of specific objects, purposes and powers shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the corporation, nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature.

                              ARTICLE IV
                            Authorized Shares

     This Corporation is authorized to issue one class of common stock. The total authorized common stock of this Corporation shall be Thirty Million (30,000,000) shares of $0.00001 par value per share. These shares shall bear voting rights and share equally in distribution of profits of the Corporation.

                               ARTICLE V
                           Pre-Emptive Rights

     No stockholder of the Corporation shall, because of ownership of stock, have a pre-emptive or other right to purchase, subscribe for or take part of any stock, or any part of the notes, debentures, bonds or other securities convertible into or carrying options for warrants to purchase stock of the Corporation issued, optioned or sold by it after its incorporation, except as may be otherwise stated in these Articles of Incorporation. Any part of the capital stock ant any part of the notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase stock of the Corporation authorized by these Articles of Incorporation or by an amended certificate duly filed, may at any time be issued, optioned for sale and sold or disposed of by the Corporation, pursuant to resolution of its Board of Directors, to such persons and upon such terms as may to such 'Board seem proper, without first offering such stock or securities or any part thereof to existing stockholders.

                               ARTICLE VI
                        Commencement of Business

     This Corporation shall not commence business until at least One Thousand ($1,000.00) Dollars has been received by it as consideration for the issuance of shares.

                               ARTICLE VII
                            Voting of Shares

     Each outstanding share of the common stock of the Corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the stockholders. At each election for directors every shareholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by him or it for as many persons as there are directors to be elected ant for whose election he or it has a right to vote, but to shareholders shall have no right whatsoever to accumulate his or its votes with regard to such election.

                                ARTICLE VIII
                      Provisions for Regulation of the
                     Internal Affairs of the Corporation

     Section 1: Meetings of Shareholders. All meetings of the shareholders of the Corporation shall be heft at such place, either within or without the State of Utah, as may be provided in the Bylaws of the Corporation. In the absence of any such provision, all such meetings shall be heft at the registered office of the corporation.

     Section 2: Quorum of Shareholders. Unless otherwise provided in the Act or other applicable law, a majority of the shares of the common stock of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the share-holders of the Corporation.

     Section 3: Meetings of Directors. Meetings of the Board of
Directors of the Corporation, whether regular or special, may be heft either within or without the State of Utah, ant upon such notice as may be prescribed in the Bylaws of the Corporation.

     Section 4: Quorum of Directors. The number of Directors of the Corporation which shall constitute a quorum for the transaction of business at any meeting of the Board of Directors shall be fixed in the Bylaws of the Corporation.

     Section 5: Designation of Committees by the Board of Directors. The Board of Directors may, by a resolution or resolutions passed by a majority of the whole Board, designate a committee or committees consisting of not less than three (3) directors which committee or committees, to the extent provided in such resolution or resolutions, shall have ant may exercise all the authority so provided, but the designations of such committees and the delegation thereto for such authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or by him by law.

     Section 6: Bylaws of the Corporation. The initial Bylaws of the Corporation shall be adopted by its Board of Directors; thereafter, unless otherwise provided in the Act, Bylaws of the Corporation may be adopted, amended or repealed, either by the shareholders or by the Board of Directors, except that (a) no Bylaws adopted or amended by the shareholders shall be altered or . repealed by the Board of Directors, and (b) no Bylaws shall be adopted by the Directors which shall require more than a majority of the shareholders for a quorum at a meeting of the shareholders of the Corporation, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by laws. The Bylaws may contain any provisions for the regulation and management-of/he affairs of the Corporation not inconsistent with the Act, other applicable laws and these Articles of Incorporation.

     Section 7: Vacancy in the Board of Directors. Any vacancy occurring in the Board of Directors may be filled by affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall also be filled by the Board of Directors such appointment to be until the next annual meeting or a special mooting of the shareholders called for the purpose of electing a director to the office so created.

     Section 8: Shareholders of Record. The name and address of each shareholder of record of the capital stock of the Corporation as they appear in the stock records of the Corporation shall be conclusive evidence as to who are the shareholders who are entitled to receive notice of any meetings of the shareholders, to vote at such meetings, to examine a complete list of the shareholders who may be entitled to vote at such meetings, to own, enjoy end exercise any other rights and privileges which are based upon the ownership of these shares of common stock of the Corporation.

     Section 9: Books and Records. The Corporation shall keep complete and correct books and recorda of account and shall keep minutes of the proceedings of its shareholders' and Board of Directors' meetings and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar, a record of its shareholders, giving names and addresses of all shareholders ant the number of shares of the Corporation held by each. No shareholder shall have the right to inspect any such books and records except as conferred by the Act or other applicable law, unless authorized to do so by resolution or resolutions of the shareholders or the Board of Directors.

     Section 10: Working Capital. The Board of Directors of the Corporation shall have the power from time to time to fix and determine and to vary the amount which is to be reserved by the Corporation as working capital; and before the payment of any dividends or the making of any distribution of profits, it may set aside out of net profits or earned surplus of the Corporation, ouch sums or sum as it may from time to time in its absolute discretion deem to be proper, whether as a reserve fund to meet contingencies or for the equalizing of dividends, or the repairing or maintenance of any property of the Corporation, or for an addition to stated capital, capital surplus, earned surplus or for any corporate purpose which the Board of Directors shall deem to be in the best interests of the Corporation, subject only to such limitations as the Bylaws of the Corporation may from time to time impose.

     Section 11: Compensation of Directors. The Board of Directors of the Corporation may, provided the Bylaws of the Corporation so provide, make provision for reasonable compensation to its members for their services as directors and establish the basis and conditions upon which such compensations shall be paid. Any director of the Corporation may also serve the Corporation in any other capacity and receive proper compensation therefor.

     Section 12: Qualification of Directors. The Directors of this Corporation need not be stockholders.

     Section 13: Number of Directors. The exact number of directors may from time to time be specified by the Bylaws at not less than three (3) or more than nine (9). When the Bylaws do not specify the exact number of directors, the number of directors shall be three (3).

     Section 14: Reliance Upon Others. A director shall be fully protected in relying in good faith upon the books of accounts relevant to the existence and amount of surplus or other funds from which dividends might be declared and paid.

     Section 15: Reliance Upon Others - Prudent Conduct. No person shall be liable to the Corporation for any lose or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the Corporation in good faith if such person (a) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation or upon statements made or information furnished by officers or employees of the Corporation which he had reasonable grounds to believe, or upon a financial statement of the Corporation prepared by an officer or employee of the Corporation in charge of its accounts, or certified by a public accountant or firm of public accountants.

     Section 16: Contracts with Interested Directors - Disclosure and Voting. A director of the Corporation shall not in the absence of fraud be disqualified by his office from dealing with or contracting with the Corporation, either as a vendor, purchaser or otherwise, so long as such transaction shall not conflict with his obligations and duties to the Corporation as a corporate officer; nor in the absence of fraud shall, insofar as permitted by the Act or any other applicable statute, any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director or any firm of which a director is a member, or any corporation of which any director is an officer, director or stockholder is in any way interested in such transaction or contract; provided that at the meeting of the Board of Directors or of a committee thereof, having authority in the premises to authorize or confirm such contract or transaction, the interest of such director, firm or corporation is disclosed or made known, and there shall be present a quorum of the Board of Directors or of the directors constituting such committee and the contract or transaction shall be approved by a majority of such quorum which majority shall consist of directors not so interested or connected. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation, ratified or approved as herein provided, by reason of the fact that he or any firm of which he is a member or an' corporation of which he is a stockholder, director or officer was interested in such transaction or contract.

     Directors so interested may be counted when present at meetings of the Board of Directors or of such committee for the purpose of
determining the existence of a quorum. Each and   every person who is or
may become a director of the Corporation is hereby relived from any liability that might otherwise exist from those contracting with the Corporation for the benefit of himself or any firm, association or corporation in which he may be in any way interested. Any contract, transaction or act of the Corporation or of the Board of Directors or of any committee which shall be ratified by a majority in interest of a quorum of the shareholders having voting power shall be as valid and binding as though ratified by each and every stockholder of the Corporation; but this shall not be constituted as requiring the submission of any contract to the shareholders for approval. This section shall not be construed to abrogate duty of an officer within the scope of his employment to present to the Corporation all such reasonable opportunities which the Corporation would be entitled to take advantage of within the scope of its then current business purposes or within the scope of these Articles of Incorporation as applied to its then existing relevant situation; and no director or officer or committee member of any committee established pursuant to these Articles shall, while serving in such capacity, discover an opportunity which is reasonable within the scope and framework of the activity of the Corporation and take personal benefit or gain from that discovery by hypothecating the opportunity to the Corporation in exchange for stock or consideration above or beyond the normal compensation to which he would be entitled within the scope and framework of his employment contract. The foregoing provision shall not be construed to prevent the Board of Directors at a duly constituted meeting from declaring a bonus to any such officer or director which is fairly and reasonably related to the benefit initiating a transaction whereby the Corporation shall directly take advantage of any such corporate opportunity.

     Section 17: Ratification of Act of Directors. The directors may submit any contract or transaction for approval at any annual meeting of the shareholder; or at any special meeting of the stockholders called for that purpose; and any contract or transaction 80 approved by a majority vote of a quorum of the stockholders at such meeting shall be binding upon the Corporation and all its stockholders, whether or not the contract or transaction would otherwise be subject to attack because of the interest of any of the directors of the Corporation or for any other reason.

     Section 18: The Corporation may in its Bylaws make any other provisions or requirements for the management of the business of the Corporation provided the same are not inconsistent with the provisions of these Articles of Incorporation or contrary to the laws of the State of Utah or of the United States.

     Section 19: The Corporation may issue and sell its authorized shares without par value from time to time in the absence of fraud in the transaction for such considerations as may from time to time be fixed by the Board of Directors, and sell ant dispose of any stocks having a par value for such consideration permitted by law, as the Board of Directors may from time to time determine without other authority, consent or vote of the stockholders of the Corporation or any class or classes.

     Section 20: Amendments to these Articles of Incorporation. The Corporation reserves the right to amend, alter or repeal or to add any provisions to these Articles of Incorporation in any manner now or hereafter prescribed by law or to vote exceptions thereto at a duly constituted shareholders meeting called for that purpose.

     Section 21: Assistant Treasurer. The Assistant Treasurer of the Corporation shall be corporate counsel whose sole responsibility, other than legal duties, shall be to file the annual report.

                            ARTICLE IX
         Initial Registered Office and Initial Registered Agent

     Section 1: The address of the initial registered office of the Corporation is 1220 Continental Bank Building Salt Lake City, Utah 84101.

     Section 2: The name of the initial registered agent at that address is Lowell V. Summerhays.

                             ARTICLE X
                             Directors

     Section 1: Initial Board of Directors. The initial Board of
Directors of the Corporation shall consist of three (3) members, and their respective name a and addresses are:

              NAME                              ADDRESS

         Brent H. Meirle                   608 Wasatch Boulevard
                                           Smithfield, Utah 84335

         J. Alan Hawkes                    4010 South 601 East
                                           Salt Lake City, Utah 84107

         Melvin S. Mullikin                631 West 5465 South
                                           Salt Lake City, Utah 84107

which directors shall hold office until the first meeting of the shareholders of the Corporation and until their successors shall have been elected ant qualified.

     Section 2: Subsequent Board of Directors. At the first meeting of the stockholders of the Corporation and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting of the shareholders. Each director so elected shall hold office for the term of which he is elected or until his successor shall have bean elected and qualifies. Directors need not be residents of the State of Utah or shareholders of the Corporation.

                                ARTICLE XI
                                Incorporators

     The name and address of each incorporator is.

                NAME                            ADDRESS

         Brent H. Meikle                  608 Wasatch Boulevard
                                          Smithfield, Utah 84335

         J. Alan Hawkes                   4010 South 601 East
                                          Salt Lake City, Utah 84107

         Melvin S. Mullikin               631 West 5465 South
                                          Salt Lake City, Utah 84107

                                  ARTICLE XII
                  Liability of Directors, Officers, Committeemen and Incorporators, Records, Books and Accounts

     It is the intention of the incorporators, present shareholders and future shareholders and all present and future officers of the Corporation that a full and adequate set of records, books and accounts be kept with respect to all phases of corporate activities and particularly with respect to the economic activities of the Corporation. Any directors, officers, committeemen, present or future, and the incorporators of this corporation shall by virtue of their agreement to act in such capacity, become liable for a failure to keep proper books, records and statements of account as heretofore specified, and it shall be presumed that if such books, records and accounts are not kept that any loss accruing to the Corporation shall be as a direct failure to keep such records and books of account.
     It is assumed and intended that any person acquiring stock in this corporation shall to so in reliance upon the representation and fact that such books, accounts and records have been kept, are being kept and shall in the future be kept with respect to all phases of activity in this corporation. All officers, directors, committeemen and incorporators agree that they shall be jointly and severally liable for such failure to keep books, records and accounts as heretofore specified during the period of time which the, are in office with respect to incorporators, their liabilities shall flow for a period of time consisting of the first four (4) months of operation of the Corporation. This Article is included in these Articles of Incorporation because it is the intention of the incorporators, officers, directors and stockholders that such books, records and accounts be kept and it is their opinion that the failure to keep such books will likely lead to a financial failure of the Corporation and lead to other related liabilities and it is also their opinion that the keeping of such records, books and accounts shall materially enhance the possibilities that the Corporation shall function on a profitable basis. Adequate books, records and accounts for the purpose of this Article shall be those books, records and accounts which a reasonably prudent certified public accountant would recommend for a corporation of like adze, purpose and function. In the event that anyone shall claim liability in this regard, he shall first submit his claim to the Board of Directors of the Corporation in writing and allege such failure with specificity. The person complaining under the terms of this Article shall submit the name of a certified public accountant whom he has chosen as an arbitrator for the purpose of determining whether or not adequate books and records of account have been kept according to the foregoing definition. The Board of Directors shall appoint a certifies public accountant for such purpose within ten (10) days after the submission in writing by the complaining party, and the certified public accountant so chosen shall choose a third certified public accountant and these three shall expeditiously proceed to arbitrate the questions as to whether or not adequate books and records of accounts have been kept during the period complained of and if not, the amount of lose which was accrued during that period of time. If, for any reason, the foregoing procedure fails to reach a result or conclusion within a reasonable period of time after a good faith attempt by the parties concerned, then the aggrieved party (either the Board of Directors or the complaining party) shall have the right to institute immediate action in court of appropriate jurisdiction to enforce his rights under the provisions of this Article.

                          ARTICLE XIII
                           1244 Stock

     The stock issued in this corporation shall be deemed to be 1244 stock in that:

     A. The stock is being issued pursuant to a plan and shall be issued within a period of time no later than two years after the date of the plan.

     B. The corporation is a small business corporation.

     C. No portion of a prior stock offering is outstanding.

     D. The stock is being offered in exchange for money or other property.

     E. The corporation is and will derive more than fifty percent (50%) of its aggregate gross receipts from sources other than royalties, rental, dividends, interest, annuities, and sales or exchange of stock or securities.

DATED this 28 day of August, 1980.

                                       /s/Brent H. Meikle
                                       Brent H. Meikle

                                       /s/J. Alan Hawkes
                                       J. Alan Hawkes

                                       /s/Melvin S. Mullikin
                                       Melvin S. Mullikin

 STATE OF UTAH     )
                   : ss.
COUNTY OF SALT LAKE)

     BRENT H. MEIKLE, J. ALAN HAWKES, MELVIN S. MULLIKIN being first duly sworn, deposed and declared to me, the undersigned notary public, that they signed the foregoing document as Incorporators and that the statements contained therein are the truth to the best of their knowledge

     IN WITNESS WHEREOF, I have hereunto set my seal this 28th day of August, 1980.
                                    /s/Melodee J. Milliq
                                    NOTARY PUBLIC
                                    Residing at Salt Lake City
                                    Commission Expires: 6/7/81

                          ARTICLES OF AMENDMENT
                                  TO THE
                        ARTICLES OF INCORPORATION
                                   OF
                            SURETY GOLD, INC.

     Surety Gold, Inc., a corporation duly authorized and incorporated under the laws of the State of Utah, having been incorporated on the 23rd day of September, 1980, and now desiring to change its name from Surety Gold, Inc. to Micro-Hydro Power, Inc., coca now therefore hereby adopt the following Articles of Amendment to the Articles of Incorporation pursuant to Utah Code Annotated 516-10-57:

     (a) The name of the corporation is Surety Gold, Inc.

     (b) The amendment so adopted is that Article I, which presently reads:

                                  Name

     The name of the corporation (hereinafter called the Corporation) is SURETY GOLD, INC., shall be changed to read:

                                  Name

     The name of the corporation (hereinafter called the Corporation) is MICRO-HYDRO POWER, INC.

     (c) The date of the adoption of the amendment by the shareholders was October 13, 1980.

     (d) The number of shares outstanding at the time was 4,559,022 shares, with no classes or series, all of such stock being denominated as common voting stock.

     (e) All of said shares were voted in favor of the amendment being 4,559,022 shares voting in the affirmative.

     (f) The Amendment does not provide for an exchange, reclassification or cancellation of issued shares.

     (g) The amendment does not provide for a change in the amount of stated capital.

     DATED this 31st day of October, 1980.

                                          /s/Melvin S. Mullikin
                                          -------------------------
                                          Melvin S. Mullikin
                                          President

                                          /s/Richard Kunz
                                          -------------------------
                                          Richard Kunz
                                          Secretary

STATE OF UTAH      )
                    :ss
COUNTY OF SALT LAKE )

     MELVIN S. MULLIKIN and RICHARD KUNZ, being first duly sworn, deposed and declared to me, the undersigned notary public, that they signed the foregoing document as President and Secretary, and that the statements contained therein are the truth to the best of their knowledge.
     IN WITNESS WHEREOF, I have hereunto set my seal this 31st day of October, 1980.

                                          /s/Sharon Lynne McNeill
                                          --------------------------
                                          Notary Public
                                          Residing at Salt Lake City,
                                          Utah
                                          Commission Expires: 9-15-84

                               VERIFICATION

     I, J. ALAN HAWKS, being Vice-President of the Corporation, do hereby verify that the foregoing Articles of Amendment were duly adopted as set forth and that the signatures affixed are the true signatures of the President and Secretary.

     DATED this 31st day of October, 1980.
                                          /s/J. Alan Hawks
                                          ---------------------------
                                          J. Alan Hawks
                                          Vice-President

                       ARTICLES OF AMENDMENT

                TO THE ARTICLES OF INCORPORATION OF

                       MICRO-HYDRO POWER, INC.

     Pursuant to the provisions of Section 16-l0a-1006 of the Utah Revised Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation.

     FIRST: The name of the corporation is Micro-Hydro Power, Inc.

     SECOND: The following amendment to the Articles of Incorporation of Micro-Hydro Power, Inc. were duly adopted by the stockholders of the corporation at a meeting held July 23, 1996, in the manner prescribed by the Utah Revised Business Corporation Act, to-wit:

     Reverse split as set forth in Paragraph Third below.

     THIRD: This amendment does not provide for any exchange, reclassification or cancellation of issued shares; however, pursuant to the resolution adopted by the stockholders of the corporation at the meeting held July 23, 1996, the 30,000,000 $0.00001 par value common voting shares issued and outstanding were reverse split on a basis of 100 for one, retaining the authorized shares at 30,000,000 and retaining the par value at $0.00001 per share, with appropriate adjustments being made in the additional paid in capital and stated capital accounts of the corporation, and resulting m a total of 300,000 shares of $0.00001 par value common voting stock being issued and outstanding; provided, however, that no stockholder's holdings shall be reduced to less than 100 shares as a result of the reverse split; and provided, however, further, the 100 share minimum shall be as determined by the President, whether on a stockholder or per certificate basis.

     FOURTH: The amendment adopting the reverse split of the corporation's common stock was adopted by the stockholders at a meeting held July 23, 1996.

     FIFTH: This amendment was not adopted by the incorporators or the Board of Directors without stockholder action.

     SIXTH: (a) The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows, to-wit:

                 CLASS                   NUMBER OF SHARES

                 Common                      30,000,000

          (b) The number of shares voted for such amendment was 15,123,100, with none opposing and none abstaining.

     IN WITNESS WHEREOF, the undersigned President and Secretary, having been thereunto duly authorized, have executed the foregoing Articles of
Amendment for the corporation under the penalties of perjury this   day
of September, 1996.

                                      MICRO-HYDRO POWER, INC.

                                      by:/s/Jeffrey Jenson
                                      --------------------------
                                      Jeffrey D. Jenson, President

Attest:
/s/Kathleen L. Morrison
-----------------------
Kathleen L. Morrison, Secretary

                     CERTIFICATE OF INCORPORATION
                                 OF
                        MICRO-HYDRO POWER, INC.

     THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST.      The name of the corporation is:

                    MICRO-HYDRO POWER, INC.

SECOND.     The address of its registered agent in said State of Delaware upon whom service of process may be had is _____________________________. The name of its registered agent at such address is _____________________________.

THIRD.      The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH.     The corporation is authorized to issue capital stock to the extent of 30,000,000 shares of Common Stock, par value $.00001 per share, and 5,000,000 shares of Preferred Stock, par value $.00001 per share.

            The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

FIFTH.      All of the powers of this corporation, so far as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred on the Board of Directors of this Corporation. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal by-laws made by the Board of Directors.

SIXTH.      The corporation shall have perpetual existence.

SEVENTH.    No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or violable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

            The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

            The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
            The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

            Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

EIGHTH.     INDEMNIFICATION AND INSURANCE:

            (a) RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article EIGHTH shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article EIGHTH or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

            (b) RIGHT OF CLAIMANT TO BRING SUIT. If a claim under paragraph (a) of this Article EIGHTH is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard or conduct.

            (c) Notwithstanding any limitation to the contrary contained in sub-paragraphs (a) and (b) of this Article EIGHTH, the corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (d) INSURANCE. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

NINTH.      Under Section 102(b)(7) of the Delaware General Corporation Law,
and other provisions of the Delaware General Corporation Law, no director shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

TENTH.      BOARD OF DIRECTORS

            (a) NUMBERS AND ELECTIONS. Except as otherwise fixed by or pursuant to the provisions hereof relating to the rights of holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the corporation shall be fixed from time to time by affirmative vote of a majority of the directors then in office. Election of directors need not be by written ballot unless so provided in the by-laws of the corporation.

            (b) NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise fixed by or pursuant to the provisions hereof relating to the rights of holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

            (c)    MEETINGS, ACTION WITHOUT MEETING, QUORUM AND COMMITTEES:
Meetings of the Board of Directors of the corporation may be held within or without the State of Delaware. At all meetings of the Board of Directors or any committee thereof a majority of the whole Board of Directors or whole committee, as the case may be, shall constitute a quorum for the transaction of business. Except in cases in which this Certificate of Incorporation otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors or any committee thereof. Directors may participate in any meeting of the Board of Directors or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting. The Board of Directors, or any committee thereof may take action without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee as the case may be. The Board of Directors may by resolution designate one or more committees, each committee to consist of one or more of the directors of the corporation. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors designating such committee, shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the corporation.

            (d) AMENDMENT, REPEAL, ETC. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the consent of the Board of Directors shall be required to alter, amend or adopt any provisions inconsistent with or repeal this Article.

ELEVENTH.   Except as otherwise required by statute, the books and records of the corporation may be kept outside of the State of Delaware, at such place or places as provided in the by-laws of the Corporation or from time to time designated by the Board of Directors.

TWELFTH.    Meetings of stockholders may be held within or without the State of Delaware.

            The name and address of the incorporator is as follows:
                       NAME                      ADDRESS




THIRTEENTH. The powers of the incorporator shall terminate upon the execution by said incorporator of a resolution designating and electing the Board of Directors of this corporation to hold office for the ensuing year and until successors are chosen and qualified.

IN WITNESS WHEREOF, the incorporator have hereunder set his hand and seal this _____ day of ______________, A.D. 1997.

                                   _____________________________


                                   _____________________________


                                   _____________________________